
NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

usio®

Investor Presentation

January 26, 2021

usio.com

USIO Nasdaq Listed

FORWARD LOOKING STATEMENTS

Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements which are covered by safe harbors. Those statements include, but may not be limited to, all statements regarding management's intent, belief and expectations, such as statements concerning our future and our operating and growth strategy. These forward-looking statements are identified by the use of words such as "believe," "intend," "look forward," "anticipate," "schedule," and "expect" among others. Forward-looking statements in this presentation are subject to certain risks and uncertainties inherent in the Company's business that could cause actual results to vary, including risks related to the COVID-19 pandemic and its effect on the economy, risks related to the realization of the anticipated opportunities from the IMS acquisition, the management of the Company's growth, the loss of key resellers, the relationships with the Automated Clearinghouse network, bank sponsors, third-party card processing providers and merchants, the security of our software, hardware and information, the volatility of the stock price, the need to obtain additional financing, risks associated with new tax legislation, and compliance with complex federal, state and local laws and regulations, and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission including its annual report on Form 10-K for the fiscal year ended December 31, 2020. One or more of these factors have affected, and in the future, could affect the Company's businesses and financial results in the future and could cause actual results to differ materially from plans and projections. The Company believes that the assumptions underlying the forward-looking statements included in this presentation will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the objectives and plans will be achieved. All forward-looking statements made in this presentation are based on information presently available to management. The Company assumes no obligation to update any forward-looking statements, except as required by law. The information presented in this presentation is as of January 24, 2022, unless indicated otherwise.



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usio

Company Overview

USIO (NASDAQ: USIO) is an emerging leader in the FinTech landscape, with solutions in **Payment Facilitation, ACH, Prepaid Cards Issuing, Print & Mail and Electronic Bill Presentment and Payment (EBPP)**

USIO's innovative and proprietary payment enablement technology serves Integrated Software Vendors (ISVs) and enterprise level merchants nationwide in traditionally "bill-centric" verticals.

Share Price: $3.00
Market Cap: $76.5mm
Shares Outstanding: 25.5mm
Cash (9/30): $5.9mm
Total Debt: $140k

Record FY'20 Revenues

88%
YoY Growth 2020-2021
*projected



Annual Revenue
In Millions
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
$12.1
$14.6
$24.0
$28.2
$32.2
$60.0 *
2016
2017
2018
2019
2020
2021

★ We expect 2021 revenue to be at least $60mm, an improvement of at least 88% over 2020.

PAYMENT INDUSTRY WINNERS & LOSERS - 2021

usio®

Payments Industry - Year to Date PCT Winners and Losers

Rank	Symbol	Company	YTDPctChange	MktValue
1	USIO	Usio, Inc.	63.30	108,885,659
2	UEPS	Net 1 UEPS Technologies, Inc.	8.13	303,219,858
3	PRTH	Priority Technology Holdings, Inc.	0.57	542,576,798
4	EVOP	EVO Payments, Inc.	-5.22	2,134,301,542
5	FISV	Fiserv, Inc.	-8.84	68,525,471,807
6	PYPL	PayPal Holdings, Inc.	-19.48	221,568,331,836
7	FIS	Fidelity National Information Services, Inc.	-22.84	66,465,491,123
8	FOUR	Shift4 Payments, Inc.	-23.17	2,984,681,104
9	SQ	Block, Inc.	-25.79	64,470,732,769
10	IIIV	i3 Verticals, Inc.	-31.36	502,262,497
11	RPAY	Repay Holdings Corporation	-32.95	1,654,419,168
12	GDOT	Green Dot Corporation	-35.05	1,981,723,517
13	MQ	Marqeta, Inc. (IPO $27 Mid Year)	-36.40	3,991,909,652
14	GPN	Global Payments Inc.	-37.25	39,222,612,315
15	PAYA	Paya Holdings Inc.	-53.31	837,005,646
16	PAYS	Paysign, Inc.	-65.52	82,707,091
17	PSFE	Paysafe Limited	-71.04	0
18	STNE	StoneCo Ltd.	-79.91	5,208,583,404

Payments Industry - Friday, December 31, 2021 4:34:59 PM

Source - Nasdaq.net

RECENT HIGHLIGHTS
Q3/Q4 2021

- Revenues were $15.8 million for Q3'21, up 94% compared to $8.1 million in the same period last year.
- Adjusted EBITDA was a positive $1.2mm in Q3'21, an improvement of almost $1.4mm compared to adjusted EBITDA loss of $254k in the same period a year ago, and the fourth straight quarter of positive adjusted EBITDA.
- **$2.9 Billion Dollars Processed** in Q4'21, up 215% over Q4'20.
- 11.3mm transactions in Q4'21.
- Both dollars processed and transactions processed in Q4'21 were the highest in company history.

Fourth Quarter 2021 Processing Results					
Card Processing, Including PayFac		Prepaid		ACH	
	vs. Q4'20		vs. Q4'20		vs. Q4'20
Card Dollars Processed	+41	Prepaid Card Load Volume	32%	Electronic Check Transaction Volume	+108
Card Transactions Processed	+47	Prepaid Card Transaction Volume	205%	Returned Check Transactions Processed	+94
		Prepaid Card Purchase Volume	+55	Electronic Check Dollars Processed	+271

TRANSACTIONS
PROCESSED PER YEAR



Annual Transactions
In millions
40
35
30
25
20
15
10
5
0
12.3
10.9
14.3
15.4
18.2
35.3
2016
2017
2018
2019
2020
2021

*Transactions processed for 2021 was 35.3MM, an increase of 94% over 2020.

DOLLARS
PROCESSED PER YEAR



Dollars Processed Annually
In Millions
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$2,916
$2,830
$3,400
$3,540
$3,340
$9,500 *
2016
2017
2018
2019
2020
2021

Total revenue for 2020 exceeded 2019 due to the diversity of our payment channels.

*Dollars processed for 2021 was $9.5bn, an increase of 184% over 2020.

DOLLARS
PROCESSED PER QUARTER



Dollars Processed per Quarter
In Millions
$3,000.0
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$-
$876.9
$694.1
$852.4
$920.5
$1,865.4
$2,730.0
$2,100.0
$2,900.0
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21
Q2'21
Q3'21
Q4'21
2021 YTD Dollars Processed Almost Tripled all of 2020.

OUR ACH MODEL

TARGET CUSTOMER PROFILE

- Consumer Driven
- B2B Payments
- Bill Payments
- Disbursements

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Insurance | Specialized Lending | B2B Billing | Cryptocurrency

- Recurring Transactions
- Low Attrition
- Need for Advanced Technology
- NACHA Certified Third—Party Sender Nacha

2020
ACH Revenue %


26.3%

HOW WE MAKE MONEY

ON AVERAGE WE EARN	NET REVENUE PER TRANSACTION	MARGIN
$.70	$.41	60%+

ON A RETURN OR ORIGINATION

OUR PREPAID MODEL

Usio operates as both the program manager and issuer processor, providing web and mobile apps, transaction processing, customer service and compliance.

TARGET CUSTOMER PROFILE

- Governments, non-profits and SMBs needing platform for expense management, general disbursement, incentives, per diems, loyalty programs and more
- Entities looking to migrate away from physical checks or to virtual payment methods. Also offers insight into use of funds / spend.

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Governments | Non-Profit | Education | Auto / Dealerships | Consumer and Sales Oriented Businesses

- Recurring card loads and transactions
- Potential for breakage/spoilage, inactivity Fees, and/or High spend per card
- Low Risk


LOGO GOES HERE
debit
JACK DALY

usio®

2020 Prepaid Revenue %


9.8%

HOW WE MAKE MONEY

CLIENT FEES	INTERCHANGE	CARDHOLDER FESS / SPOILAGE	MARGIN
$0.35-$4	1%-2%	2%-4%	30-40%+
Per card created and mailed or sent virtually	On card purchases (this is paid for by merchants)	Of amount loaded to cards	

PREPAID HIGHLIGHTS

- **101% Increase in Revenue** Q3 2021 vs. Q3 2020
- **$184MM** Loaded on Cards in 2021
- **Over 150 Non-profits, Municipalities and Counties** signed agreements in the last 18 months
- **Strong partnership with Mastercard®** and active participant in Mastercard's Citypossible® program
- **Industry leading virtual card platform** with substantial flexibility in delivery methods and card and redemption code collection
- **Fast, efficient and customizable program deployment** including "ready-to-ship" and custom branded card options for a variety of program types (disbursement with ATM, incentive, promotional, expense, consumer gift and reloadable)



Trusted by Top-tier Nonprofits, Cities, and Businesses

MERCHANT ACQUIRING
PAYMENT FACILITATION

Payment Facilitation (PayFac) is simply the latest innovation in merchant acquiring, providing:

- Frictionless merchant onboarding, enrollment and automated risk/underwriting procedures - which have traditionally been very manual processes - to provide for mass adoption and scale in short order by way of a leveraged distribution model (one to many).
- Our differentiated go-to-market strategy creates loyalty and enhances customer value of the Integrated Software Vendors (ISVs) we serve.
- ISVs are now able to monetize payments flowing through their software applications, turning payments from a cost center to a revenue generating business unit.

2020 Acquiring Revenue %


60.3%

Conversion Rate increased to 51% in June, up from 23% the same period last year.

OUR PAYFAC MODEL

TARGET CUSTOMER PROFILE

- ISVs with between $3mm and $30mm ARR who seek to "own the payments ecosystem" within their software application.
- Organizations who desire to penetrate and migrate their existing customer base in short order as well as enroll all net new customers
- Entities looking to turn payments from a cost center to a revenue generating business unit.

TARGET VERTICALS & CHARACTERISTICS

Healthcare Utilities Insurance Legal Non-Profit Property Management

- Low Risk Verticals
- High Average Ticket ($150+)
- Low Attrition
- Recurring Payment Channels

HIGHLIGHTS

- First $100mm+ per year ISV (volume processed)
- $1bn+ Run Rate in Merchant Acquiring line of business, including PayFac

PAYMENT FACILITATION
REVENUE ILLUSTRATION

	Retail Cost	One Transaction	100,000 Transactions	500,000 Transactions
	2.75%	$100	$10,000,000	$50,000,000
COGS				
Issuing Bank	*1.95%*	*$1.95*	$195,000	$975,000
Card Brands	*0.15%*	*$0.15*	$15,000	$75,000
Processing Expense	*$0.05*	*$0.05*	$5,000	$25,000
Usio Revenue	**2.75%**	**$2.75**	**$275,000**	**$1,375,000**
Processing Margin		*$0.60*	*$60,000*	*$300,000*
Usio Transaction Fee		*$0.25*	*$25,000*	*$125,000*
Gross Margin ($)		**$0.85**	**$85,000**	**$425,000**
ISV Share (50%)		*$0.425*	$42,500	$212,500
Net Margin (%)		**15.5%**	**15.5%**	**15.5%**

OUTPUT SOLUTIONS

TARGET CUSTOMER PROFILE

- Outsourced solution for document design, print and electronic delivery via US Post and Electronic
- Entities looking to reduce postage cost and increase efficiencies

$15mm

Projected Revenue in 2021

2020 Output Solutions Revenue %



3.6%

TARGET VERTICALS & CHARACTERISTICS

Healthcare | Utilities | Government | Financial Institutions

- Print, Mail & Electronic Billing Dependent
- Recurring Transactions
- Increased turnaround time to get paid faster
- Piece level verification with 2D barcodes, cameras and scanners
- USPS post office located inside of our offices!

PROFIT MARGIN BREAKDOWN

PRINT	POSTAGE	ELECTRONIC	MARGIN
$.15 to $.18 cents per document printed	Average $.01 per document	$.03 - $.05 cents per presentment	14-16%


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

USIO®

Financials

REVENUES BY CATEGORY

	Nine months ended September 30, 2021						
		Sept. 30, 2021		Sept. 30, 2020		$ Change	% Change
ACH and Complementary Service Revenue	$	10,813,806	$	6,080,449	$	4,733,357	77.8%
Credit Card Revenue	$	18,791,129	$	14,647,448	$	4,143,681	28.3%
Prepaid Card Services Revenue	$	3,968,764	$	2,141,412	$	1,827,352	85.3%
Output Solutions Revenue	$	10,942,062	$	-	$	10,942,062	100.0%
Total Revenue	**$**	**44,515,761**	**$**	**22,869,309**	**$**	**21,646,452**	**94.7%**

NON-GAAP
RECONCILIATION

Non-GAAP Reconciliation	Three Months Ended		Nine Months Ended	
	30-Sep-21	30-Sep-20	30-Sep-21	30-Sep-20
(Values in Millions)				
Revenues	$ 15.8	$ 8.1	$ 44.5	$ 22.9
Reconciliation from Operating Income (Loss) to Adjusted EBITDA:				
Operating Income (Loss)	$ 0.2	$ (0.9)	$ (0.2)	$ (3.1)
Depreciation and Amortization	$ 0.6	$ 0.4	$ 1.9	$ 1.2
EBITDA	$ 0.8	$ (0.5)	$ 1.7	$ (1.9)
Non-cash stock-based compensation expense, net	$ 0.3	$ 0.3	$ 1.0	$ 0.9
Adjusted EBITDA	$ 1.2	$ (0.3)	$ 2.7	$ (1.0)

BALANCE SHEET
HIGHLIGHTS

Account		9/30/21		12/31/20
Cash	$	5.9	$	5.0
Restricted Cash & Settlement Funds	$	58.8	$	59.4
Total Assets	$	83.9	$	82.7
Short-term/Long-term Debt	$	0.1	$	-
Total Liabilities	$	66.7	$	66.0
Total Equity	$	17.2	$	16.7
Total Liability & Stockholder Equity	$	83.9	$	82.7


usio
Nasdaq

usio®

INVESTMENT SUMMARY

NASDAQ: USIO



- Innovative Leader in the Fast-Growing FinTech space
- Synergistic Multi-Channel Product Portfolio
  - ACH
  - Prepaid Card Issuing
  - Merchant Processing
  - Electronic Bill Presentment & Payment
  - Print and Mail
- Record Revenues in 2020 and on pace for another record-breaking year in 2021
- Consolidator in a Consolidating Industry
- Insignificant Debt - $140K
- Strong Balance Sheet: $5.9mm + Cash at 9/30/21


NASDAQ WELCOMES
LOUIS HOCH
PRESIDENT & CEO
JULY 1, 2019
usio
USIO NasdaqListed
Nasdaq

USIO®

Investor Presentation

January 26, 2021

usio.com

USIO Nasdaq Listed